                                                                      EXHIBIT 24


                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.



                                                       /s/ Les Biller
                                              ----------------------------------
                                                           Les Biller

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.



                                                    /s/ J.A. Blanchard III
                                              ----------------------------------
                                                        J.A. Blanchard III

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.



                                                   /s/ David A. Christensen
                                              ----------------------------------
                                                       David A. Christensen

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.



                                                    /s/ Pierson M. Grieve
                                              ----------------------------------
                                                        Pierson M. Grieve

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                    /s/ Charles M. Harper
                                              ----------------------------------
                                                        Charles M. Harper

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                   /s/ William A. Hodder
                                              ----------------------------------
                                                       William A. Hodder

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                     /s/ Lloyd P. Johnson
                                              ----------------------------------
                                                         Lloyd P. Johnson

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                  /s/ Reatha Clark King
                                              ----------------------------------
                                                      Reatha Clark King

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                  /s/ Richard M. Kovacevich
                                              ----------------------------------
                                                      Richard M. Kovacevich

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                    /s/ Richard S. Levitt
                                              ----------------------------------
                                                        Richard S. Levitt

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                  /s/ Richard D. McCormick
                                              ----------------------------------
                                                      Richard D. McCormick

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                    /s/ Cynthia H. Milligan
                                              ----------------------------------
                                                        Cynthia H. Milligan

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                  /s/ Benjamin F. Montoya
                                              ----------------------------------
                                                      Benjamin F. Montoya

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 12,000,000 shares of Common Stock of the Corporation, subject to adjustment to reflect the two-for-one stock split effected in the form of a 100 percent Common Stock dividend declared by the Board of Directors on the date hereof to be distributed on October 10, 1997, which may be issued pursuant to the Norwest Corporation Best Practices PartnerShares Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of September, 1997.


                                                     /s/ Ian M. Rolland
                                              ----------------------------------
                                                         Ian M. Rolland